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                                                                    EXHIBIT 10.4


                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
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     Amendment No. 1 dated as of October 17, 1997 to the Employment Agreement by and between Advanced Radio Telecom Corp. and Vernon L. Fotheringham dated December 16, 1995 (the "Employment Agreement")

     1. Section 3, Paragraph 1 of the Employment Agreement is hereby amended, effective November 3, 1997, as follows:

     "3.  Position, Title and Duties.  The Employee's title shall be Vice
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Chairman.  During the Employment Period, the Employee shall perform such assignments and have such duties not inconsistent with such title as may be assigned or delegated to him from time to time by the Employer's Chairman."

     2. Section 4.1.2 shall be amended to provide that Employee shall receive a guaranteed bonus for 1997 of $50,000.

     3. The Employment Agreement is in all other respects ratified and confirmed.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Employment Agreement on the date first written above.


                                    /s/ Vernon L. Forheringham
                                    -----------------------------------
                                    Vernon L. Fotheringham



                                    Advanced Radio Telecom Corp.



                                    By: /s/ Thomas A. Grina
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